Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Government Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, a series of Cash Equivalent Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 29, 2004                                      /s/Richard T. Hale
                                                    Richard T. Hale
                                                    Chief Executive Officer
                                                    Government Securities
                                                    Portfolio, Money Market
                                                    Portfolio, Tax-Exempt
                                                    Portfolio, a series of Cash
                                                    Equivalent Fund

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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Government Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, a series of Cash Equivalent Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 29, 2004                                      /s/Charles A. Rizzo
                                                    Charles A. Rizzo
                                                    Chief Financial Officer
                                                    Government Securities
                                                    Portfolio, Money Market
                                                    Portfolio, Tax-Exempt
                                                    Portfolio, a series of Cash
                                                    Equivalent Fund